UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 17, 2019

Hess Midstream LP

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 001-39163	No. 84-3211812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number.)

1501 McKinney Street

Houston, Texas 77010

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 496-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited partner interests	HESM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Pursuant to the Partnership Restructuring Agreement dated October 3, 2019, on December 16, 2019, Hess Midstream Operations LP (the “Partnership” or “HESM”), a subsidiary of Hess Midstream LP (“Hess Midstream”), completed its previously announced acquisition of all of the partnership interests of Hess Infrastructure Partners LP (“HIP”) from Hess Corporation (“Hess”) and GIP II Blue Holding Partnership LP (“GIP”), including HIP’s 80% economic interest in each of (i) Hess North Dakota Pipelines Operations LP, (ii) Hess TGP Operations LP and (iii) Hess North Dakota Export Logistics Operations LP (collectively, the “Joint Interest Assets”); a 100% economic interest in HIP’s produced water gathering and disposal business, and all of the issued and outstanding incentive distribution rights of HESM.

As consideration for the acquisition of Hess and GIP’s ownership interests in HIP, HESM assumed approximately $1.15 billion of HIP’s existing debt, issued to Hess and GIP an aggregate of approximately 230 million limited partner units in HESM and paid aggregate cash consideration of approximately $550 million to Hess and GIP. As a result of the transaction, HESM now owns 100% of the underlying assets that are consolidated under Hess Midstream.

Item 8.01. Other Events.

Pursuant to the Partnership Restructuring Agreement dated October 3, 2019 and with a closing date of December 16, 2019, the Partnership acquired HIP’s 80% economic interest in the Joint Interest Assets, a 100% economic interest in HIP’s water gathering and disposal business, and all of the issued and outstanding incentive distribution rights of HESM. The transaction was accounted for as an acquisition of a business under common control. In accordance with U.S. generally accepted accounting principles, net assets transferred between entities under common control are accounted for at historical cost, similar to a pooling of interests, and the financial statements of previously separate companies for periods prior to the acquisition are retrospectively adjusted on a consolidated basis. Accordingly, the historical results of HIP will be reflected in Hess Midstream’s consolidated financial statements on a retrospectively adjusted consolidated basis effective in the fourth quarter of 2019.

Although the results of HIP will not be reflected in Hess Midstream’s consolidated financial statements until the fourth quarter of 2019, Hess Midstream is optionally providing this Current Report on Form 8-K to provide the historical financial statements of Hess Midstream on a consolidated combined basis incorporating the results of HIP for all periods presented. Specifically, this Current Report on Form 8-K provides the (i) supplemental consolidated combined financial statements and related notes of Hess Midstream and (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations, in the case of the annual consolidated combined financial statements of Hess Midstream, as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016; and, in the case of the interim consolidated combined financial statements of Hess Midstream, as of September 30, 2019 and December 31, 2018 and for the three and nine months ended September 30, 2019 and 2018. In addition, we are providing selected financial data as of and for the years ended December 31, 2018, 2017, 2016 and 2015.

Item 9.01.  Financial Statements and Exhibits.

(i)	Supplemental consolidated combined financial statements
•

Audited supplemental consolidated combined financial statements of Hess Midstream LP as of and for the years ended December 31, 2018, 2017 and 2016, together with the related notes to the financial statements and management’s discussion and analysis of financial condition and results of operations, a copy of which is filed as Exhibit 99.1 hereto incorporated by reference herein.

•

Unaudited supplemental consolidated combined financial statements of Hess Midstream LP as of and for the three and nine months ended September 30, 2019 and 2018, together with the related notes to the financial statements and management’s discussion and analysis of financial condition and results of operations, a copy of which is filed as Exhibit 99.2 hereto incorporated by reference herein.

•	Unaudited selected financial data, a copy of which is filed as Exhibit 99.3 hereto incorporated by reference herein.

(ii)	Pro forma financial information
•

Unaudited pro forma consolidated financial statements of Hess Midstream LP as of and for the nine months ended September 30, 2019 and for the years ended December 31, 2018, 2017 and 2016, a copy of which is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(iii)	Financial statements of business acquired
•

Audited historical financial statements of Hess Infrastructure Partners LP as of and for the years ended December 31, 2018, 2017 and 2016, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.5 hereto incorporated by reference herein.

•

Unaudited historical financial statements of Hess Infrastructure Partners LP as of and for the three and nine months ended September 30, 2019 and 2018, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.6 hereto incorporated by reference herein.

(9)	Exhibits.
Number	Description

99.1

Audited supplemental consolidated combined financial statements of Hess Midstream LP as of and for the years ended December 31, 2018, 2017 and 2016, together with the related notes to the financial statements.

99.2

Unaudited supplemental consolidated combined financial statements of Hess Midstream LP as of and for the nine months ended September 30, 2019 and 2018, together with the related notes to the financial statements.

99.3	Unaudited selected financial data.

99.4	Unaudited pro forma consolidated financial statements of Hess Midstream LP as of and for the nine months ended September 30, 2019 and for the years ended December 31, 2018, 2017 and 2016.

99.5	Audited historical financial statements of Hess Infrastructure Partners LP as of and for the years ended December 31, 2018, 2017 and 2016, together with the related notes to the financial statements.

99.6

Unaudited historical financial statements of Hess Infrastructure Partners LP as of and for the nine months ended September 30, 2019 and 2018, together with the related notes to the financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 17, 2019

HESS MIDSTREAM LP (Registrant)

By: HESS MIDSTREAM GP LP, its General Partner

By: HESS MIDSTREAM GP LLC, its General Partner

By	/s/ Jonathan C. Stein
Jonathan C. Stein
Chief Financial Officer